POWER OF ATTORNEY

RE

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Formerly known as Canada Life Insurance Company of New York)

Know all men by these presents, that I, James Balog, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company (formerly known as Canada Life Insurance Company of New York), a New York corporation, do hereby constitute and appoint each of M.T.G. Graye and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account, a separate and distinct account of First Great-West Life & Annuity Insurance Company governed under the provisions of the New York Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account (Registration No. 811-08183), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January__________, 2006.

/s/ James Balog
Member, Board of Directors

First Great-West Life & Annuity Insurance Company

POWER OF ATTORNEY

RE

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Formerly known as Canada Life Insurance Company of New York)

Know all men by these presents, that I, Paul Desmarais, Jr., a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company (formerly known as Canada Life Insurance Company of New York), a New York corporation, do hereby constitute and appoint each of M.T.G. Graye and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account, a separate and distinct account of First Great-West Life & Annuity Insurance Company governed under the provisions of the New York Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account (Registration No. 811-08183), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January__________, 2006.

/s/ Paul Desmarais, Jr.
Member, Board of Directors

First Great-West Life & Annuity Insurance Company

POWER OF ATTORNEY

RE

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Formerly known as Canada Life Insurance Company of New York)

Know all men by these presents, that I, André Desmarais, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company (formerly known as Canada Life Insurance Company of New York), a New York corporation, do hereby constitute and appoint each of M.T.G. Graye and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account, a separate and distinct account of First Great-West Life & Annuity Insurance Company governed under the provisions of the New York Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account (Registration No. 811-08183), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January__________, 2006.

/s/Andre Desmarais
Member, Board of Directors

First Great-West Life & Annuity Insurance Company

POWER OF ATTORNEY

RE

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Formerly known as Canada Life Insurance Company of New York)

Know all men by these presents, that I, Orest T. Dackow, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company (formerly known as Canada Life Insurance Company of New York), a New York corporation, do hereby constitute and appoint each of M.T.G. Graye and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account, a separate and distinct account of First Great-West Life & Annuity Insurance Company governed under the provisions of the New York Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account (Registration No. 811-08183), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January__________, 2006.

/s/Orest T. Dackow
Member, Board of Directors

First Great-West Life & Annuity Insurance Company

POWER OF ATTORNEY

RE

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Formerly known as Canada Life Insurance Company of New York)

Know all men by these presents, that I, Marcia D. Alazraki, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company (formerly known as Canada Life Insurance Company of New York), a New York corporation, do hereby constitute and appoint each of M.T.G. Graye and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account, a separate and distinct account of First Great-West Life & Annuity Insurance Company governed under the provisions of the New York Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account (Registration No. 811-08183), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January__________, 2006.

/s/Marcia D. Alazraki
Member, Board of Directors

First Great-West Life & Annuity Insurance Company